Strategic Advantage and Strategic Advantage II
Variable Universal Life Insurance Policies

Issued by Security Life of Denver Insurance Company
and
Security Life Separate Account L1

Supplement dated May 31, 2002 to the Prospectus dated May 1, 2002

This supplement updates and replaces certain information contained in your May 1, 2002, prospectus. Please read it carefully and keep it with your prospectus for future reference.

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The following sentences are hereby added to the end of the third paragraph in the "Distribution of the Policies" subsection on page 51 of the Strategic Advantage prospectus and on page 49 of the Strategic Advantage II prospectus:

We may make loans to agents/registered representatives, or advance commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives). These loans may have advantageous terms, such as interest rate reduction and/or principal forgiveness, that may be conditioned on insurance sales.